EXHIBIT 99.1

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT BY
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Secured Diversified Investment, Ltd., on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Clifford L. Strand, Chief Executive Officer and Munjit Johal, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13
     (a) or 15 (d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: June 20, 2003           By: /S/ Clifford Strand
                              -------------------------------------------
                              Clifford L. Strand, Chief Executive Officer

Date: June 20, 2003           /S/ Munjit Johal
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                              Munjit Johal, Chief Financial Officer